ASSET SALE	12 Months Ended
Dec. 31, 2016
Asset Sale [Abstract]
ASSET SALE
1.      ASSET SALE

On April 5, 2013, Special Diversified Opportunities Inc. (f/k/a Strategic Diagnostics Inc.) (“SDOI” or the “Company”), SDIX LLC, a Delaware limited liability company (the “Purchaser”) and OriGene Technologies, Inc., a Delaware corporation and the sole equity holder of the Purchaser (“Parent” or “OriGene”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) pursuant to which the Company agreed, subject to certain terms and conditions including approval of the Company’s stockholders, to sell to the Purchaser substantially all of the Company’s rights, title and interest in substantially all of the Company’s non-cash assets related to the Life Sciences Business (the “Asset Sale”).
At a special meeting of the stockholders of the Company held on July 10, 2013, the stockholders approved the Asset Sale as contemplated by the Asset Purchase Agreement. On July 12, 2013, the Company completed the Asset Sale.
As a result of the Asset Sale, the Company no longer owns its historical operating assets, and its past business operations have been discontinued.
In May 2014, the Company, the Purchaser and OriGene reached a settlement of various claims by the parties relating to the Asset Sale. The terms of the settlement called for the release of the $1,300 in escrow to the Company, as well as the payment by the Purchaser and OriGene of an additional $250 pursuant to the working capital adjustment provisions of the Asset Purchase Agreement.